Exhibit 99.1
Audited Carve-Out Consolidated Financial Statements
Secured Accessories-S3 Business Divisions of
Alpha Security Products, Inc. and Subsidiary
December 31, 2006

CONTENTS

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS

Consolidated Balance Sheet	2

Consolidated Statement of Income	3

Consolidated Statement of Cash Flows	4

Notes to Carve-Out Consolidated Financial Statements	5

INDEPENDENT AUDITORS’ REPORT
Board of Directors
Checkpoint Systems, Inc.
Thorofare, New Jersey
We have audited the accompanying consolidated balance sheet of the Secured Accessories-S3 Business Divisions of Alpha Security Products, Inc. and Subsidiary as of December 31, 2006, and the related consolidated statements of income and cash flows for the year then ended (the “Carve-Out consolidated financial statements”), as defined in the purchase and sale agreement between Checkpoint Systems, Inc. and Subsidiaries and Alpha Security Products, Inc. and Subsidiary. The Carve-Out consolidated financial statements are the responsibility of Alpha Security Products, Inc.’s management. Our responsibility is to express an opinion on the Carve-Out consolidated financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Carve-Out consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Carve-Out consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Carve-Out consolidated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Carve-Out consolidated financial statements and are not intended to be a complete presentation of the consolidated balance sheet and the related consolidated statements of income and cash flows, as defined in the agreement.
In our opinion, such Carve-Out consolidated financial statements referred to above present fairly, in all material respects, the consolidated balance sheet and the related consolidated statements of income and cash flows as described in Note 1 to the Carve-Out consolidated financial statements as of December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
November 30, 2007

CONSOLIDATED BALANCE SHEET
CARVE-OUT OF SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
December 31, 2006

ASSETS
Current assets
Trade receivables, net of allowance of $233,391	$10,676,462
Other receivables	252,542
Inventories	5,127,699
Prepaid expenses	181,862

Total current assets	16,238,565

Property and equipment
Land	150,000
Building and improvements	4,005,623
Dies and molds	12,393,738
Machinery and equipment	5,060,889
Construction in progress	475,285

22,085,535
Less accumulated depreciation	16,729,687

5,355,848

Total assets	$21,594,413

LIABILITIES AND OWNERS’ EQUITY
Liabilities
Trade accounts payable	$3,308,901
Warranty reserve	1,336,378
Accrued bonuses	744,391
Accrued expenses	998,489

Total liabilities	6,388,159

Owners’ equity	15,206,254

Total liabilities and owners’ equity	$21,594,413

The accompanying notes are an integral part of the carve-out consolidated financial statements.

CONSOLIDATED STATEMENT OF INCOME
CARVE-OUT OF SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
For the year ended December 31, 2006

NET SALES	$55,205,135

COST OF SALES	30,072,147

Gross profit	25,132,988

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,538,466

Operating income	12,594,522

OTHER INCOME (EXPENSE)
Loss on disposal of property and equipment	(2,351)
Foreign exchange	384,403

382,052

Net income	$12,976,574

The accompanying notes are an integral part of the carve-out consolidated financial statements.

CONSOLIDATED STATEMENT OF CASH FLOWS
CARVE-OUT OF SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
For the year ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$12,976,574
Adjustments to reconcile net income to net cash
Depreciation	1,976,066
Loss on disposal of property and equipment	2,351
Changes in assets and liabilities
Accounts receivable	(2,383,855)
Inventories	(206,893)
Prepaid expenses	(127,492)
Accounts payable and accrued expenses	155,072

Cash provided by operating activities	12,391,823

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,179,578)

Cash used in investing activities	(1,179,578)

CASH FLOWS FROM FINANCING ACTIVITIES
Net distributions to Alpha Security Products, Inc. and Subsidiary	(11,212,245)

Cash used in investing activities	(11,212,245)

Change in cash and cash equivalents	—
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	—

CASH AND CASH EQUIVALENTS, END OF YEAR	$—

The accompanying notes are an integral part of the carve-out consolidated financial statements.

NOTES TO CARVE-OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 1. Nature of Business and Significant Accounting Policies
Nature of Business
The Secured Accessories-S3 business divisions are wholly-owned business divisions of Alpha Security Products, Inc. and Subsidiary (Alpha). Alpha is a privately held Canton, Ohio based company that designs, manufactures, and sells security devices throughout the world. The security devices are designed to allow open merchandising in retail stores in order to increase sales and reduce theft. Alpha’s customers include major retailers, distributors and rack jobbers. Alpha operates one domestic manufacturing facility and two distribution centers, one in California and one in Western Europe.
The Secured Accessories-S3 business division develops, manufactures, distributes, and sells retail store applied security products requiring removal by store personnel at the cash register.
The financial statements reflect the application of certain accounting policies described in this note.
Basis of Presentation
The accompanying consolidated financial statements have been presented on a carve-out basis. To the extent that an asset, liability, revenue, or expense is identifiable and directly related to Secured Accessories-S3 business divisions, it is reflected in the accompanying carve-out consolidated financial statements. Certain assets, liabilities, and expenses include allocations from Alpha. These allocations have been calculated based upon revenue or other assumptions (see Note 2). Alpha believes the allocations are made on a reasonable basis; however, the carve-out financial statements may not necessarily reflect the financial position of Secured Accessories-S3 business divisions if Secured Accessories-S3 business divisions had been a separate, stand-alone entity during the period presented.
The carve-out consolidated financial statements include the Secured Accessories-S3 business divisions of Alpha and its wholly-owned subsidiary, Alpha Security Products B.V. All significant intercompany accounts and transactions have been eliminated.
Certain income and expense items not directly associated with the assets such as charitable contributions, forgiveness of debt, interest, relocation, recruiting, non-qualified deferred compensation plans, income taxes and rental income were not recorded in these carve-out financial statements. Any allocation of such costs would not be indicative of what such costs actually would have been had the business been operated as a stand-alone entity.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

NOTES TO CARVE-OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 1. Nature of Business and Significant Accounting Policies (Continued)
Trade Receivables
Trade receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.
Inventories
Inventories are stated at the lower of cost, determined using the first-in, first-out (FIFO) method or market. Components of inventory consist of the following at December 31, 2006:

Raw materials	$450,221
Work-in-process	270,745
Finished goods	4,531,733
Obsolescence reserve	(125,000)

$5,127,699

Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Expenditures for repairs and maintenance are charged to operations as incurred while expenditures for additions and improvements are capitalized. Provision for depreciation is computed principally by the straight-line method. Building and improvements estimated lives range from 7 to 31 years. Dies and molds estimated lives are 3 years. Machinery and equipment estimated lives range from 3 to 9 years. The cost and accumulated depreciation applicable to assets retired are removed from the accounts and the loss on disposition is included in income. Depreciation charged to expense for the year ended December 31, 2006 and was $1,976,066.
Impairment of Long-Lived Assets
In the event that facts and circumstances indicate that the carrying value of long-lived assets may be impaired, an evaluation of recoverability would be performed. If an evaluation were required, the estimated future undiscounted cash flow associated with the asset would be compared to the assets carrying amount to determine if a write-down is required. No write-down has been necessary to date.
Research and Development
Research and development costs are expensed as incurred. Such expenses totaled $1,940,629 in 2006.

NOTES TO CARVE-OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 1. Nature of Business and Significant Accounting Policies (Continued)
Advertising Costs
Advertising costs are expensed as incurred. Total advertising costs charged to operations were $96,351 in 2006.
Revenue Recognition
Revenue from the sales of products is recognized at the time title and risks and rewards of ownership pass. This is generally when the products reach the free-on-board shipping point, the sales price is fixed and determinable, and collection is reasonably assured.
Provisions for certain sales incentives, product returns and discounts to customers are accounted for as reductions in determining sales in the same period the related sales are recorded. These provisions are based on terms of arrangements with direct, indirect, and other market participants. These provisions are estimated based on sales terms, historical experience, and trend analysis.
Shipping and Handling Costs
Revenues and costs associated with shipping products to customers are included in sales and cost of sales, respectively.
Note 2. Financial Statement Assumptions
Accounts Receivable
Amount was based upon specific analysis of the accounts receivable at December 31, 2006 by identifying each invoice line to the appropriate product line. Unidentifiable lines, such as freight, were allocated as above for invoices that applied to only one product line. If no product line could be identified, the remaining amounts were allocated based on the percentage of Secured Accessories-S3 accounts receivable to total accounts receivable.
Allowance for Doubtful Accounts
Amount was allocated based upon the percentage of total Secured Accessories-S3 accounts receivable to the entire Alpha accounts receivable at December 31, 2006.
Other Receivables
A portion of other receivables was allocated as a percentage of December 2006 Secured Accessories-S3 sales to total Alpha sales. The European portion was allocated as a percentage of European Secured Accessories-S3 sales to total 2006 European sales.

NOTES TO CARVE-OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 2. Financial Statement Assumptions (Continued)
Inventory
Amount was determined based upon specific product line.
Prepaid Expenses
Prepaid insurance was allocated based upon the proportionate amount related to the manufacturing plant, which is part of the sale. Prepaid inventory was allocated by specific product line. Other prepaid expenses were allocated as a percent of Secured Accessories-S3 December 2006 sales to total Alpha December 2006 sales.
Property and Equipment
Amounts were determined primarily by specifically identifying those assets for the Secured Accessories-S3 division and then allocating the remaining amounts based upon total Secured Accessories-S3 2006 sales as a percentage of total 2006 sales.
Accounts Payable
Amount was determined by first identifying those vendors specific to the Secured Accessories-S3 product line. Those remaining vendor balances that could not be separately identified were allocated based upon Secured Accessories-S3 December 2006 sales to total Alpha December 2006 sales.
Accrued Expenses
Accrued expenses (excluding accrued warranty and bonus) were allocated as a percentage of Secured Accessories-S3 December 2006 sales to total Alpha December 2006 sales. Accrued warranty was allocated 100% to the Secured Accessories-S3 division. Accrued bonuses were determined using the following allocations: 100% for the plant, and the remaining amounts were allocated either using a percentage of Secured Accessories-S3 December 2006 sales to total Alpha December 2006 sales or as a percentage of European Secured Accessories-S3 sales to total 2006 sales.
Sales
Amount was determined based upon specific product line.
Cost of Goods Sold
Product variances and other cost of goods sold have been allocated using standard costs to arrive at the actual cost of goods sold.

NOTES TO CARVE-OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 2. Financial Statement Assumptions (Continued)
Selling, General, and Administrative Expenses
Selling, general, and administrative expenses have been captured using the following assumptions: either directly by product line or sales-related expenses, including quarterly bonuses, were allocated by the percent of sales that each sales division had for each product line. Executive salaries were allocated at $350,000 per year as the estimated portion of executive compensation related to this portion of the business. Plant related bonuses were allocated 100% to Secured Accessories-S3 division. Other selling, general, and administrative expenses were allocated based upon the percentage of sales for each product line or domestic, European, or International percentage of sales. Engineering, marketing, and product management expenses not described above were allocated 70% to Secured Accessories-S3 division.
Note 3. Leases
The Secured Accessories-S3 division leases certain facilities and equipment through operating lease commitments that expire in 2010. Total rent expense under these operating lease commitments approximated $168,000 in 2006, of which approximately $21,000 related to the Secured Accessories-S3 division and the remaining $147,000 was allocated as part of business operations.
The following is a schedule by years of future minimum rental payments required under lease agreements which have initial or remaining noncancelable lease terms in excess of one year.

2007	$21,705
2008	12,880
2009	8,658
2010	5,224
2011	435

$48,902

Note 4. Defined Contribution Plan
Secured Accessories-S3 division sponsors a defined contribution savings plan that covers all employees who have completed 6 months or more of service and are age 18 or older. Secured Accessories-S3 division matches deferrals to the plan subject to certain limitations and recorded $105,484 of expense in 2006.
Note 5. Major Customers
For the year ended December 31, 2006, there are no customers individually representing more than 10% of net sales.

NOTES TO CARVE-OUT CONSOLIDATED FINANCIAL STATEMENTS
SECURED ACCESSORIES-S3 BUSINESS DIVISIONS
OF ALPHA SECURITY PRODUCTS, INC. AND SUBSIDIARY
Note 6. Commitments and Contingencies
Commitments
Secured Accessories-S3 division has purchase commitments of approximately $1,527,000 with various suppliers extending into 2007. These purchase commitments are not expected to exceed usage requirements.
Self-Insurance Program
Secured Accessories-S3 division self-insures employee health benefits for its employees. Estimated costs of the self-insured program is accrued based upon projected settlement amounts for known and anticipated claims and has a specific stop-loss policy, after which claims are insured by a commercial carrier. Any resulting adjustments to previously recorded reserves are reflected in current operating results. Expense of $380,504 was reported in 2006.
Note 7. Collateralization of Assets
Substantially all of the assets are collateral for a line of credit agreement with Alpha’s bank. At December 31, 2006, there were no outstanding amounts against this line.
Note 8. Subsequent Event
On November 1, 2007, Alpha sold its Secured Accessories-S3 business division to Checkpoint Systems, Inc. for an estimated $142 million in cash. Checkpoint Systems, Inc. is a publicly held, Thorofare, New Jersey based company.